CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Allowance for doubtful accounts receivable (in dollars)	$ 2,347	$ 2,146
Ordinary shares, par value (in dollars per share)	$ 0.01	$ 0.01
Ordinary shares, shares authorized	100,000,000	100,000,000
Ordinary shares, shares issued	50,090,696	49,332,510
Ordinary shares, shares outstanding	38,733,989	37,975,803
Treasury stock, shares	11,356,707	11,356,707